                               SECURITIES AND EXCHANGE COMMISSION

                                     Washington, D.C. 20549

                                            ----------

                                             FORM 8-K

                                          CURRENT REPORT

                                Pursuant to Section 13 or 15(d)
                            of the Securities Exchange Act of 1934

                                            ----------

Date of Report (Date of earliest event reported): March 25, 1997
                                                  --------------


                                       Media Logic, Inc.
                                       -----------------
                     (Exact name of registrant as specified in its charter)


             Delaware                    1-9605                 04-2772354
             --------                    ------                 ----------
          (State or other             (Commission             (IRS Employer
          jurisdiction of             File Number)          Identification No.)
          incorporation)


                                     310 South Street
                                    ----------------
                                    Plainville, MA 02194
                                    --------------------
                  (Address of principal executive offices) (Zip Code)


             Registrant's telephone number, including area code: (508) 695-2006
                                                                 --------------


                            Exhibit Index on page 4.

                                       1



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ITEM 5. OTHER EVENTS.

    On March 25, 1997, the Registrant publicly disseminated a press release announcing that the Registrant had completed a financing in which the Registrant raised gross proceeds of $3,530,000. The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.

    Previously, on March 13, 1997, the Registrant publicly disseminated a press release describing the terms of the proposed financing, an issuance of debentures convertible into shares of the Registrant's common stock. The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.2 hereto.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

    (c) Exhibits.

      99.1  The Registrant's Press Release dated March 25, 1997.

      99.2  The Registrant's Press Release dated March 13, 1997.






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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MEDIA LOGIC, INC.
                                       (Registrant)



Date: March 31, 1997                   /s/ Paul M. O'Brien
                                       -------------------
                                       Paul M. O'Brien
                                       Vice President and
                                       Chief Financial Officer






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                                EXHIBIT INDEX
                                -------------





  EXHIBIT                                          SEQUENTIAL
  NUMBER               DESCRIPTION                 PAGE NUMBER
  -------  ------------------------------------    -----------

   99.1    The Registrant's Press Release               5
           dated March 25, 1997


   99.2   The Registrant's Press Release                7
          dated March 13, 1997



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